                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2002



                                 SPX CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                         1-6498               38-1016240
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        13515 Ballantyne Corporate Place
                               Charlotte, NC 28277
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (704) 752-4400

                            2300 One Wachovia Center
                            301 South College Street
                            Charlotte, NC 28202-6039

      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On April 23, 2002, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1       Press Release issued April 23, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SPX CORPORATION


Date:  April 24, 2002                  By: /s/ Patrick J. O'Leary
                                           -------------------------------------
                                           Patrick J. O'Leary
                                           Vice President Finance, Treasurer and
                                             Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number       Description
------       -----------

99.1         Press Release issued April 23, 2002




                                      E-1